UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21969

                             The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2020

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Willis M. Brucker	Regina M. Pitaro
Chief Investment Officer	Portfolio Manager	Managing Director
	BS, Boston College	BA, Fordham University
MA, Loyola University, Chicago
MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2020, the net asset value (NAV) total return of The GDL Fund was (3.9)%, compared with a total return of 0.6% for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (9.0)%. The Fund’s NAV per share was $10.48, while the price of the publicly traded shares closed at $8.23 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2020 (a) (Unaudited)
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (01/31/07)

GDL Fund
NAV Total Return (b)	(3.86)%	(1.87)%	0.08%	1.45%	2.88%	2.35%
Investment Total Return (c)	(9.04)	(6.48)	(2.70)	1.04	2.66	1.17
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.60	1.63	1.77	1.19	0.64	0.98

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2020:

The GDL Fund

Long Positions
U.S. Government Obligations	59.5%
Energy and Utilities	8.3%
Health Care	5.1%
Closed-End Funds	4.9%
Food and Beverage	3.8%
Business Services	2.4%
Aerospace	2.1%
Financial Services	1.9%
Entertainment	1.7%
Electronics	1.5%
Telecommunications	1.2%
Computer Software and Services	1.2%
Building and Construction	1.0%
Cable and Satellite	0.9%
Real Estate	0.9%
Wireless Communications	0.9%
Hotels and Gaming	0.7%
Paper and Forest Products	0.6%

Metals and Mining	0.4%
Transportation	0.4%
Automotive: Parts and Accessories	0.3%
Machinery	0.2%
Retail	0.1%
Semiconductors	0.0%*
Specialty Chemicals	0.0%*

100.0%

Short Positions
Energy and Utilities	(2.8)%
Building and Construction	(1.0)%
Financial Services	(0.1)%

(3.9)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS —34.9%
	Aerospace — 2.1%
20,000	Hexcel Corp.	$1,491,714	$904,400
150,000	Showa Aircraft Industry Co. Ltd.	3,426,823	2,957,629

		4,918,537	3,862,029

	Automotive: Parts and Accessories — 0.3%
44,000	Haldex AB†	396,349	177,073
12,000	Navistar International Corp.†	319,306	338,400

		715,655	515,473

	Building and Construction — 1.0%
40,000	Lennar Corp., Cl. B	1,454,362	1,843,600
1,500	Taylor Morrison Home Corp.†	40,011	28,935

		1,494,373	1,872,535

	Business Services — 2.4%
16,000	Advanced Disposal Services Inc.†	483,430	482,720
130,038	Clear Channel Outdoor Holdings Inc.†	358,365	135,240
87,000	exactEarth Ltd.†	249,767	26,595
2,000	MDC Partners Inc., Cl. A†	4,570	4,160
26,000	Tech Data Corp.†	3,744,672	3,770,000

		4,840,804	4,418,715

	Cable and Satellite — 0.9%
200	Gilat Satellite Networks Ltd.†	1,910	1,274
23,000	Liberty Global plc, Cl. A†	820,747	502,780
48,000	Liberty Global plc, Cl. C†	1,678,557	1,032,480
16,000	Liberty Latin America Ltd., Cl. A†	348,023	155,520

		2,849,237	1,692,054

	Computer Software and Services — 1.2%
10,000	Business & Decision†	92,512	89,093
45,200	ForeScout Technologies Inc.†	1,452,405	958,240
6,800	LogMeIn Inc.	583,611	576,436
6,000	NortonLifeLock Inc.	155,458	118,980
14,000	RIB Software SE	440,147	456,139

		2,724,133	2,198,888

	Electronics — 1.5%
70,000	Bel Fuse Inc., Cl. A	1,783,026	698,600
315,000	Fitbit Inc., Cl. A†	2,252,755	2,034,900
119	WESCO International Inc.†	4,470	4,178

		4,040,251	2,737,678

	Energy and Utilities — 8.3%
20,000	Alvopetro Energy Ltd.†	7,446	11,196
3,000	Avista Corp.	153,689	109,170
105,000	El Paso Electric Co.(a)	7,095,381	7,035,000
40,000	Endesa SA	1,023,527	985,529
200	Equitrans Midstream Corp.	1,746	1,662
460,000	Gulf Coast Ultra Deep Royalty Trust	30,398	8,280

Shares		Cost	Market Value
35,000	Infigen Energy	$22,035	$22,704
1,700	Noble Energy Inc.	56,688	15,232
40,000	Primo Water Corp.	586,507	550,000
348,937	TerraForm Power Inc., Cl. A	5,992,295	6,434,398

		14,969,712	15,173,171

	Entertainment — 1.7%
500,054	Central European Media Enterprises Ltd., Cl. A†	2,251,361	1,770,191
3,500	Fox Corp., Cl. A	128,589	93,870
49,000	Fox Corp., Cl. B	2,028,600	1,315,160

		4,408,550	3,179,221

	Financial Services — 1.9%
4,000	IBERIABANK Corp.	186,409	182,160
5,000	Legg Mason Inc.	248,736	248,750
45,000	MoneyGram International Inc.†	95,628	144,450
120,000	Sony Financial Holdings Inc.	2,895,899	2,884,001

		3,426,672	3,459,361

	Food and Beverage — 3.8%
399,500	Craft Brew Alliance Inc.†	6,570,952	6,148,305
1,000,000	Premier Foods plc†	637,992	867,367
895,000	Yashili International Holdings Ltd.†	404,347	58,893

		7,613,291	7,074,565

	Health Care — 4.5%
75,000	Akorn Inc.†	198,306	21,000
13,000	AstraZeneca plc, ADR	428,381	687,570
30,000	Idorsia Ltd.†	308,849	959,417
290,000	Pacific Biosciences of California Inc.†	2,109,026	1,000,500
80,000	Portola Pharmaceuticals Inc.†	1,429,539	1,439,200
29,000	QIAGEN NV†	1,201,682	1,241,490
96,000	Wright Medical Group NV†	2,923,771	2,853,120

		8,599,554	8,202,297

	Hotels and Gaming — 0.7%
18,000	Cherry AB, Cl. B†(b)	170,911	168,058
7,900	Flutter Entertainment plc†	690,257	1,037,130

		861,168	1,205,188

	Machinery — 0.2%
13,000	CIRCOR International Inc.†	321,958	331,240
15,000	CNH Industrial NV†	107,938	104,957

		429,896	436,197

	Metals and Mining — 0.3%
50,000	Alamos Gold Inc., Cl. A	662,024	469,000
20,000	Artemis Gold Inc.†	152	63,200

		662,176	532,200

	Paper and Forest Products — 0.6%
121,000	Canfor Corp.†	1,370,680	1,049,035

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate — 0.9%
265,000	Atrium European Real Estate Ltd.	$1,066,934	$818,747
25,000	Condor Hospitality Trust Inc., REIT	248,070	102,500
20,000	Rayonier Inc., REIT	461,200	495,800
6,000	Vastned Retail Belgium NV, REIT	415,034	229,193

		2,191,238	1,646,240

	Retail — 0.1%
20,000	Swedol AB, Cl. B†	95,412	100,127

	Semiconductors — 0.0%
500	OSRAM Licht AG†	22,093	22,919

	Specialty Chemicals — 0.0%
4,000	SGL Carbon SE†	34,366	14,516

	Telecommunications — 1.2%
25,000	Acacia Communications Inc.†	1,646,314	1,679,750
3,000	Cincinnati Bell Inc.†	30,967	44,550
175,000	Koninklijke KPN NV	535,802	464,003
1,200	Loral Space & Communications Inc.	30,879	23,424
21,000	Parrot SA†	76,153	58,983

		2,320,115	2,270,710

	Transportation — 0.4%
40,000	Abertis Infraestructuras SA†(b)	391,852	269,189
2,000	XPO Logistics Europe SA	484,562	519,054

		876,414	788,243

	Wireless Communications — 0.9%
1,000	Masmovil Ibercom SA†	25,742	25,503
713,121	NII Holdings Inc., Escrow†	1,546,255	1,547,473

		1,571,997	1,572,976

	TOTAL COMMON STOCKS	71,036,324	64,024,338

	CLOSED-END FUNDS — 4.9%
415,000	Altaba Inc., Escrow†	8,514,032	8,922,500

	PREFERRED STOCKS — 0.0%
	Electronics — 0.0%
317	WESCO International Inc., Ser. A, 10.625%	8,401	8,407

	Financial Services — 0.0%
3,004	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	46,604	48,815

	TOTAL PREFERRED STOCKS	55,005	57,222

	CONVERTIBLE PREFERRED STOCKS —0.0%
	Telecommunications — 0.0%
1,000	Cincinnati Bell Inc. 6.750%, Ser. B	47,351	47,750

Shares		Cost	Market Value
	RIGHTS — 0.7%
	Entertainment — 0.0%
225,000	Media General Inc., CVR†(b)	$0	$0

	Health Care — 0.6%
70,000	Achillion Pharmaceuticals Inc., CVR†	0	35,000
215,942	Alder BioPharmaceuticals Inc. – H. Lundbeck A/S, CVR†	0	269,928
79,391	Ambit Biosciences Corp., CVR†(b)	0	160,767
110,000	Bristol-Myers Squibb Co., CVR†	253,000	393,800
103,040	Dova Pharmaceuticals Inc., CVR†	0	51,520
400,000	Elanco Animal Health Inc., CVR†	2	4,000
300,000	Innocoll, CVR†(b)	180,000	3
125,000	Ipsen SA/Clementia, CVR†(b)	168,750	168,750
23,000	Ocera Therapeutics, CVR†(b)	6,210	4,945
100	Omthera Pharmaceuticals Inc., CVR†(b)	0	0
18,000	Stemline Therapeutics Inc., CVR†(b)	0	5,940
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	164,073	0
11,000	Tobira Therapeutics Inc., CVR†(b)	660	660

		772,695	1,095,313

	Metals and Mining — 0.1%
419,000	Pan American Silver Corp., CVR†	96,370	287,434

	TOTAL RIGHTS	869,065	1,382,747

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 59.5%
$109,230,000	U.S. Treasury Bills, 0.050% to 0.220%††, 07/02/20 to 11/27/20(c)	109,209,806	109,209,091

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$189,731,583	183,643,648

	SECURITIES SOLD SHORT — (3.9)%

	(Proceeds received $6,591,980)		(7,145,590)

			Market Value

Other Assets and Liabilities (Net)			$8,878,809

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

PREFERRED SHARES (688,932 preferred shares outstanding)			$(34,446,600)

NET ASSETS — COMMON SHARES (14,408,307 common shares outstanding)			$150,930,267

NET ASSET VALUE PER COMMON SHARE ($150,930,267 ÷ 14,408,307 shares outstanding)			$10.48

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (3.9)%
	Building and Construction — (1.0)%
30,000	Lennar Corp., Cl. A	$1,478,773	$1,848,600

	Energy and Utilities — (2.8)%
106,775	Brookfield Renewable Partners LP	4,927,020	5,114,522

	Financial Services — (0.1)%
18,320	First Horizon National Corp.	186,187	182,468

	TOTAL SECURITIES SOLD SHORT(d)	$6,591,980	$7,145,590

(a)

Securities, or a portion thereof, with a value of $3,350,000 were pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	At June 30, 2020, $14,700,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(d)	At June 30, 2020, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

	% of Total	Market
Geographic Diversification	Investments*	Value

Long Positions
North America	88.4%	$162,264,518
Europe	8.4	15,455,903
Japan	3.2	5,841,630
Asia/Pacific	0.0 **	81,597

Total Investments — Long Positions	100.0%	$183,643,648

Short Positions
North America	(3.9)%	$(7,145,590)

Total Investments — Short Positions	(3.9)%	$(7,145,590)

*	Total investments exclude securities sold short.
**	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

As of June 30, 2020, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	2,930,962	JPY	312,000,000	State Street Bank and Trust Co.	07/31/20	$40,255
USD	4,868,959	EUR	4,300,000	State Street Bank and Trust Co.	07/31/20	34,565
USD	452,253	SEK	4,200,000	State Street Bank and Trust Co.	07/31/20	1,346
USD	1,627,824	GBP	1,300,000	State Street Bank and Trust Co.	07/31/20	16,659
USD	664,616	CAD	900,000	State Street Bank and Trust Co.	07/31/20	1,623

						$94,448

As of June 30, 2020, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation

Premier Foods plc	Premier Foods plc	The Goldman Sachs Group, Inc.	1 month	04/01/2021	$153,410	$46,084	—	$46,084

								$46,084

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments, at value (cost $189,731,583)	$183,643,648
Foreign currency, at value (cost $29,545)	29,517
Cash	1,132,857
Deposit at broker for securities sold short	7,377,353
Receivable for investments sold	303,513
Dividends and interest receivable	541,176
Deferred offering expense	133,947
Unrealized appreciation on forward foreign exchange contracts	94,448
Unrealized appreciation on swap contracts	46,084
Prepaid expenses	1,889

Total Assets	193,304,432

Liabilities:
Securities sold short, at value (proceeds $6,591,980)	7,145,590
Distributions payable	19,137
Payable for Fund shares redeemed	16,600
Payable for investments purchased	359,772
Payable for payroll expenses	94,198
Payable for investment advisory fees	70,095
Payable for accounting fees	11,250
Dividends payable on securities sold short	3,302
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 5)	34,446,600
Other accrued expenses	207,621

Total Liabilities	42,374,165

Net Assets Attributable to Common Shareholders	$150,930,267

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$165,061,575
Total accumulated loss	(14,131,308)

Net Assets	$150,930,267

Net Asset Value per Common Share:
($150,930,267 ÷ 14,408,307 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.48

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $61,796)	$593,080
Interest	396,905

Total Investment Income	989,985

Expenses:
Investment advisory fees	594,026
Interest expense on preferred shares	1,602,726
Offering expense for issuance of preferred shares	270,125
Dividend expense on securities sold short	265,860
Service fees for securities sold short (See Note 2)	153,461
Payroll expenses	87,780
Trustees’ fees	65,833
Legal and audit fees	47,336
Shareholder communications expenses	43,599
Accounting fees	22,500
Shareholder services fees	13,538
Custodian fees	10,058
Interest expense	381
Miscellaneous expenses	62,301

Total Expenses	3,239,524

Less:
Expenses paid indirectly by broker (See Note 3)	(1,523)
Advisory fee reduction on unsupervised assets (See Note 3)	(1,879)
Custodian fee credits	(1,817)

Total Credits and Reductions	(5,219)

Net Expenses	3,234,305

Net Investment Loss	(2,244,320)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized loss on investments	(11,522,900)
Net realized gain on securities sold short	8,373,943
Net realized gain on swap contracts	38,116
Net realized gain on forward foreign exchange contracts	40,575
Net realized gain on foreign currency transactions	120,361

Net realized loss on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(2,949,905)

Net change in unrealized appreciation/depreciation:
on investments	(5,174,652)
on securities sold short	288,381
on swap contracts	44,995
on forward foreign exchange contracts	426,059
on foreign currency translations	(12,694)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	(4,427,911)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	(7,377,816)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(9,622,136)

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment loss	$(2,244,320)	$(6,579,366)
Net realized gain/(loss) on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(2,949,905)	7,881,260
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	(4,427,911)	5,941,330

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(9,622,136)	7,243,224

Distributions to Common Shareholders:
Accumulated earnings	—	(1,053,427)
Return of capital	(3,352,121)*	(5,358,221)

Total Distributions to Common Shareholders	(3,352,121)	(6,411,648)

Fund Share Transactions:
Decrease from repurchase of common shares	(10,778,995)	(9,577,023)
Offering costs for preferred shares charged to paid-in capital	(2,500)	—

Decrease in Net Assets from Fund Share Transactions	(10,781,495)	(9,577,023)

Net Decrease in Net Assets Attributable to Common Shareholders	(23,755,752)	(8,745,447)

Net Assets Attributable to Common Shareholders:
Beginning of year	174,686,019	183,431,466

End of period	$150,930,267	$174,686,019

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited)

Net decrease in net assets attributable to common shareholders resulting from operations	$(9,622,136)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(137,144,276)
Proceeds from sales of long term investment securities	294,398,248
Proceeds from short sales of investment securities	(37,503,517)
Purchase of securities to cover short sales	36,420,443
Net purchases of short term investment securities	(16,494,117)
Net realized loss on investments	11,522,900
Net realized gain on securities sold short	(8,373,943)
Net change in unrealized appreciation/depreciation on investments and swap contracts	5,129,657
Net amortization of discount	(360,913)
Net increase in unrealized appreciation on forward foreign exchange contracts	(426,059)
Net decrease in unrealized appreciation on securities sold short	(288,381)
Decrease in receivable for investments sold	27,038,766
Decrease in dividends and interest receivable	8,687
Decrease in prepaid expenses	16
Decrease in deferred offering expense	270,125
Decrease in payable for investments purchased	(58,673,653)
Decrease in payable for investment advisory fees	(2,254,410)
Increase in payable for payroll expenses	2,550
Increase in other accrued expenses	108,415
Decrease in distributions payable	(53,753)

Net cash provided by operating activities:	103,704,649

Net decrease in net assets resulting from financing activities:
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25	(96,754,650)
Offering costs for preferred shares charged to paid-in capital	(2,500)
Distributions to Common Shareholders	(3,352,121)
Decrease in payable for Fund shares redeemed	(85,571)
Decrease from repurchase of common shares	(10,778,995)

Net cash used in financing activities	(110,973,837)

Net decrease in cash	(7,269,188)

Cash (including foreign currency and restricted cash):
Beginning of year	15,808,915

End of period	$8,539,727

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$1,656,479
Interest paid on bank overdrafts	$381

The following table provides a reconciliation of cash, foreign currency, and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2020:

Cash	$1,132,857
Deposit at broker for securities sold short	7,377,353
Foreign currency overdraft, at value	29,517

$8,539,727

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2020		Year Ended December 31,
	(Unaudited)		2019		2018	2017		2016		2015
Operating Performance:
Net asset value, beginning of year	$11.15		$10.99		$11.59	$11.88		$11.93		$12.10

Net investment loss		(0.16)	(0.42)		(0.14)	(0.22)		(0.36)		(0.44)
Net realized and unrealized gain/(loss) oninvestments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions		(0.43)	0.88		(0.15)	0.46		0.84		0.85

Total from investment operations		(0.59)	0.46		(0.29)	0.24		0.48		0.41

Distributions to Common Shareholders:
Net investment income	—		—		(0.19)	—		—		—
Net realized gain	—		(0.07)		(0.18)	—		(0.59)		(0.56)
Return of capital	(0.22	)*	(0.33)		(0.03)	(0.58)		(0.05)		(0.08)

Total distributions to common shareholders		(0.22)	(0.40)		(0.40)	(0.58)		(0.64)		(0.64)

Common Share Transactions:
Increase in net asset value from repurchase of common shares	0.14		0.10		0.09	0.05		0.11		0.06
Offering costs for preferred shares charged to paid-in capital	(0.00	)(a)	—		—	—		—		—

Total fund share transactions	0.14		0.10		0.09	0.05		0.11		0.06

Net Asset Value, End of Period	$10.48		$11.15		$10.99	$11.59		$11.88		$11.93

NAV total return †		(3.86)%	5.15%		(1.76)%	2.50%		5.09%		3.95%

Market value, end of period	$8.23		$9.30		$9.17	$9.73		$9.84		$10.01

Investment total return ††		(9.04)%	5.81%		(1.62)%	4.70%		4.79%		4.12%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$185,377		$305,887		$314,633	$335,299		$347,980		$364,160
Net assets attributable to common shares, end of period (in 000’s)	$150,930		$174,686		$183,431	$204,098		$216,779		$232,959
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs(b)	(2.78	)%(c)	(3.64)%		(1.18)%	(1.85)%		(2.94)%		(2.75)%
Ratio of operating expenses to average net assets attributable to common shares(d)(e)	4.01	%(c)	5.76	%(f)	4.04%	3.65	%(g)	4.72	%(g)(h)	4.23	%(g)(h)
Portfolio turnover rate		80%	380%		390%	233%		284%		268%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2020	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Cumulative Preferred Shares
Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	—	$131,201	$131,201	$131,201
Total shares outstanding (in 000’s)	—	—	—	2,624	2,624	2,624
Liquidation preference per share	—	—	—	$50.00	$50.00	$50.00
Average market value(i)	—	—	—	$50.51	$50.51	$50.30
Asset coverage per share	—	—	—	$127.78	$132.61	$138.78
Series C Preferred
Liquidation value, end of period (in 000’s)	$34,447	$131,201	$131,201	—	—	—
Total shares outstanding (in 000’s)	689	2,624	2,624	—	—	—
Liquidation preference per share	$ 50.00	$50.00	$50.00	—	—	—
Average market value(i)	$ 51.03	$50.71	$51.63	—	—	—
Asset coverage per share	$269.08	$116.57	$119.90	—	—	—
Asset coverage	538%	233%	240%	256%	265%	278%

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares to May 29, 2018 and the $50 Series C Preferred Shares from March 26, 2018 through June 30, 2020 (see Footnotes 2 and 5).

(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(e)

The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 2.46%, 2.41%, 1.28%, 1.75%, 2.92%, and 2.87%, respectively.

(f)	The ratio of operating expenses excluding the custodian fee credit for the year ended December 31, 2019 would have been 5.75%
(g)

The ratio of operating expenses does not include custodian fee credits. Including such custodian fee credits, the ratio of operating expenses to average net assets for the year ended December 31, 2017 would have been 3.64%. For the years ended December 31, 2016, and 2015, the effect was minimal.

(h)

For the years ended December 31, 2016 and 2015, the ratio of operating expenses excluded interest, dividends and service fees on securities sold short, and offering costs. Including these expenses, the ratio of operating expenses for the years ended December 31, 2016, and 2015, would have been 4.84%, and 4.43%, respectively.

(i)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 6/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$904,400	$2,957,629	—	$3,862,029
Business Services	648,715	3,770,000	—	4,418,715
Cable and Satellite	1,690,780	1,274	—	1,692,054
Hotels and Gaming	1,037,130	—	$168,058	1,205,188
Retail	—	100,127	—	100,127
Transportation	—	519,054	269,189	788,243
Wireless Telecommunications Services	—	1,547,473	—	1,547,473
Other Industries (b)	50,410,509	—	—	50,410,509
Total Common Stocks	54,691,534	8,895,557	437,247	64,024,338
Closed-End Funds	—	8,922,500	—	8,922,500
Preferred Stocks (b)	57,222	—	—	57,222
Convertible Preferred Stocks (b)	47,750	—	—	47,750
Rights (b)	393,800	647,882	341,065	1,382,747
U.S. Government Obligations	—	109,209,091	—	109,209,091
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$55,190,306	$127,675,030	$778,312	$183,643,648
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$7,145,590	—	—	$7,145,590
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$7,145,590	—	—	$7,145,590
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$94,448	—	$94,448
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	46,084	—	46,084
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$140,532	—	$140,532

(a)

Level 3 securities are valued at last available closing price. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2020 Fund did not have material transfers into or out of Level 3.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Equity contract for difference swap agreements held at June 30, 2020 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2020 had an average monthly notional amount of approximately $109,991.

At June 30, 2020, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the six months ended June 30, 2020, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency; Net realized gain on swap contracts; and Net change in unrealized appreciation/depreciation on swap contracts. For the six months ended June 30, 2020, the effect of equity contract for difference swap agreements can be found in the Statement of Cash Flows under Net change in unrealized appreciation/depreciation on investments and swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2020 are reflected within the Schedule of Investments. The Fund’s monthly volume of activity in forward foreign exchange contracts during the six months ended June 30, 2020 had an average monthly notional amount of approximately $101,800,000.

At June 30, 2020, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the six months ended June 30, 2020, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign currency contracts. For the six months ended June 30, 2020, the effect of forward foreign exchange contracts can be found in the Statement of Cash Flows under Net increase in unrealized appreciation on forward foreign exchange contracts.

At June 30, 2020, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$46,084	—	$46,084
Forward Foreign Exchange Contracts	94,448	—	94,448

Total	$140,532	—	$140,532

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2020:

	Net Amounts Not Offset in the Statement of
	Assets and Liabilities
	Net Amounts of
	Assets Presented in
	the Statement of	Securities Pledged as	Cash Collateral
	Assets and Liabilities	Collateral	Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$94,448	—	—	$94,448
The Goldman Sachs Group, Inc.	46,084	—	—	46,084

Total	$140,532	—	—	$140,532

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2020 are reflected within the Schedule of Investments. During the six months ended June 30, 2020, the Fund incurred $153,461 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 2 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2020, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations, Interest expense.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series C Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,053,427
Return of capital	5,358,221

Total distributions paid	$6,411,648

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at June 30, 2020:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments and derivative instruments	$184,162,017	$4,090,036	$(11,613,463)	$(7,523,427)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2020, no performance fee was accrued by the Fund. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2020, the Fund paid brokerage commissions on security trades of $21,046 to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,523.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2020, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

from affiliates of the Adviser). For the six months ended June 30, 2020, the Fund accrued $87,780 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2020, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $1,879.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2020, other than short term securities and U.S. Government Obligations, aggregated $124,196,100 and $280,783,586, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2020, aggregated $289,495,588 and $273,001,471, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2020, the Fund repurchased and retired 1,264,978 shares in the open market at an investment of $10,778,995 and an average discount of approximately 19.08% from its NAV. During the year ended 2019, the Fund repurchased and retired 1,022,741 shares in the open market at an investment of $9,574,923 and an average discount of approximately 16.35% from its NAV.

The Fund has an effective shelf registration authorizing the offering of an additional $200 million of common or preferred shares. As of June 30, 2020, after considering the preferred share rights offering, the Fund has approximately $70 million available for issuance under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

During the year ended December 31, 2018, the Fund completed a rights offering whereby one transferable right was issued for each Series B Cumulative Puttable and Callable Preferred Share held as of February 14, 2018. On March 26, 2018, the Fund issued 2,624,025 Series C Cumulative Puttable and Callable Preferred Shares (Series C Preferred), liquidation value $50 and $0.001 par value per share, upon the submission of one right and either $50 or one share of Series B Preferred. In this regard, subscribing Series B Preferred

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

shareholders submitted 1,720,681 Series B Preferred at the liquidation value of $50 per share totaling $86,034,050 to acquire the same number Series C Preferred. In total, the Fund issued 2,624,025 Series C Preferred with a liquidation value of $131,201,250 at a cost of $289,011. Other rights totaling 903,344 submitted $50 cash, total $45,167,200, to acquire the same number of Series C Preferred. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. At June 30, 2020, there were 688,932 Series C Preferred outstanding and accrued dividends amounted to $19,137.

The Series C Preferred paid distributions at an annualized rate of 4.000% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.000% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). At least 30 days prior to the end of Year 3, the Fund’s Board will publicly announce a reset fixed dividend rate that will apply for all remaining quarterly dividend periods prior to the mandatory redemption date of March 26, 2025 for the Series C Preferred. The reset dividend rate will be neither less than an annualized rate of 4.000% nor greater than an annualized rate of 6.000%.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 9, 2020, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – June 5, 2020 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on June 5, 2020. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Clarence A Davis as Trustee of the Fund, with 8,673,168 votes cast in favor of this Trustee, and 697,954 votes and withheld for this Trustee.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 205,218 votes cast in favor of this Trustee and 2,936 votes withheld for this Trustee.

Mario J. Gabelli, Anthony S. Colavita, Leslie F. Foley, Michael J. Melarkey, Edward T. Tokar, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

Common and preferred shareholders, voting together as a single class, defeated a shareholder proposal (the Proposal), by a margin exceeding two-to-one.

The Proposal was to request that the Board consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

There were 6,260,149 votes, representing 66.8% of the voting shares, cast against the Proposal; 2,471,233 votes, representing 26.4% of the voting shares, cast in favor of the Proposal; and 639,740 votes, representing 6.8% of the voting shares, abstained.

We thank you for your participation and appreciate your continued support.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 937-5549.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Willis M. Brucker is a portfolio manager and global merger arbitrage analyst with 15 years’ experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a BS in Finance and Corporate Reporting and Analysis.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, and

Vice President of Honeywell

International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and Trust Company

GDL Q2/2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2020 through 01/31/2020	Common – 49,775 Preferred Series C –N/A	Common – $9.3414 Preferred Series C – N/A	Common – 49,775 Preferred Series C –N/A	Common – 15,673,285 - 49,775 = 15,623,510 Preferred Series C – 2,624,025
Month #2 02/01/2020 through 02/29/2020	Common – 95,238 Preferred Series C –N/A	Common – $9.3283 Preferred Series C – N/A	Common – 95,238 Preferred Series C –N/A	Common – 15,623,510 - 95,238 = 15,528,272 Preferred Series C – 2,624,025
Month #3 03/01/2020 through 03/31/2020	Common – 108,351 Preferred Series C –N/A	Common – $8.0469 Preferred Series C – N/A	Common – 108,351 Preferred Series C –N/A	Common – 15,528,272 - 108,351 = 15,419,921 Preferred Series C – 2,624,025
Month #4 04/01/2020 through 04/30/2020	Common – 90,724 Preferred Series C –N/A	Common – $7.8688 Preferred Series C – N/A	Common – 90,724 Preferred Series C –N/A	Common – 15,419,921 - 90,724 = 15,329,197 Preferred Series C – 2,624,025
Month #5 05/01/2020 through 05/31/2020	Common – 286,268 Preferred Series C –N/A	Common –$8.1866 Preferred Series C – N/A	Common – 286,268 Preferred Series C –N/A	Common – 15,329,197 - 286,268 = 15,042,929 Preferred Series C – 2,624,025
Month #6 06/01/2020 through 06/30/2020	Common – 634,622 Preferred Series C –N/A	Common – $8.3984 Preferred Series C – N/A	Common – 634,622 Preferred Series C –N/A	Common – 15,042,929 - 634,622 = 14,408,307 Preferred Series C – 2,624,025
Total	Common – 1,264,978 Preferred Series C –N/A	Common – $8.5119 Preferred Series C – N/A	Common – 1,264,978 Preferred Series C –N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 4, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2020

* Print the name and title of each signing officer under his or her signature.